Rule 497(k)

File No. 333-176976

First Trust Exchange-Traded Fund III

SUMMARY PROSPECTUS
First Trust Equity Market Neutral ETF
(formerly First Trust Merger Arbitrage ETF)
Ticker Symbol:	NTRL
Exchange:	NYSE Arca, Inc.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=NTRL.   You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com.   The Fund’s  prospectus and statement of additional information, both dated  June 22, 2026, are all incorporated by reference into this Summary Prospectus.
June 22, 2026

Investment Objective
The First Trust Equity Market Neutral ETF’s (the “Fund”) investment objective is to seek to provide investors with capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$97	$303	$525	$1,166
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 195% of the average value of its portfolio. Due to changes in the Fund's Principal Investment Strategies on June 22, 2026 the Fund may experience higher levels of portfolio turnover in the current fiscal year than in previous years.
Principal Investment Strategies
Under normal market conditions, the Fund seeks to invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivative instruments (exchange-traded or over-the-counter) that provide exposure to U.S exchange-listed equity securities, U.S. exchange-traded funds (“ETFs”) that provide exposure to U.S. exchange-listed equity securities (directly or through derivatives) and/or U.S. exchange-listed equity securities. For purposes of compliance with this investment policy, derivative contracts will be valued at their gross notional value. The Fund seeks an equity market neutral approach where the overall performance of the Fund is driven primarily by the net performance of long and short positions, independent of directional movements in the market. The Fund expects to maintain long and short positions primarily through the use of total return swaps. The Fund may also include long and short positions in U.S. exchange-listed equity securities, including exposure obtained through ETFs and futures. The Fund’s portfolio may include securities with maturities of less than one year, cash or cash equivalents, companies with various market capitalizations and U.S. exchange-listed equity securities of non-U.S. issuers, including the securities of non-U.S. issuers traded on U.S. exchanges in the form of depositary receipts.
The Fund’s investment advisor will manage the Fund’s portfolio using an investment process that analyzes fundamental, market-related, technical and statistical attributes of eligible securities to assess total return potential. The Fund’s investment advisor will then use this analysis as the basis to establish long and short positions within the Fund’s portfolio. The Fund intends to be market-neutral, which means that the Fund seeks to produce returns that are independent of, or have a low correlation to, the returns of the general equity market. This is also sometimes referred to as beta neutrality. “Beta” is a measure of a stock’s volatility in relation to the overall market. By having both long and short positions in equity securities, the Fund attempts to limit the effect of equity market movements on portfolio performance. The Fund's returns may deviate materially from the market, especially during periods of rapid market movement, either positive or negative.
The Fund, under normal market conditions, generally seeks to have exposure ranging from approximately 150%-250% to long positions and approximately 150%-250% to short positions. However, at times, the Fund’s exposure may be outside of these ranges. A long position arises where the Fund holds a security in its portfolio or maintains a position through an ETF or a derivative instrument that provides economic exposure similar to direct ownership of the security. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short positions will be used by the Fund to try and profit from the falling price of a security. The Fund will have a short position where it sells a security it does not own by delivery of a borrowed security or maintains a position through an ETF or a derivative instrument that provides economic exposure similar to a short sale of the security. The Fund’s investment strategy may include active and frequent trading of portfolio securities.
To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount (the difference between the market price of the Fund's shares and the Fund's net asset value) and possibly face delisting and the bid/ask spread (the difference between the price that someone is willing to pay for shares of the Fund at a specific point in time versus the price at which someone is willing to sell) on the Fund’s shares may widen.
CASH TRANSACTIONS RISK. The Fund will effect some or all of its creations and redemptions for cash, rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.
COMMODITY REGULATORY RISK. The Fund's investment decisions may need to be modified, and Commodity Futures Trading Commission (“CFTC”)-regulated derivatives held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of these transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.
COUNTERPARTY RISK. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.
CURRENT MARKET CONDITIONS RISK. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has begun to lower interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including high interest rates, declining valuations and elevated vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among the United States, Israel, Iran, Hamas, Hezbollah and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East, the United States, and other nations. Such events may also disrupt global trade and supply chains, increase sanctions and other governmental actions, and contribute to volatility in oil and natural gas markets. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.
CYBER SECURITY RISK. The Fund is susceptible to operational, information security and related risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity, any of which could result in a material adverse effect on the Fund or its shareholders. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. Emerging threats like ransomware or zero-day exploits could also cause disruptions to Fund operations. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, among many other third-party service providers, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Further, errors, misconduct, or compromise of accounts of employees of the Fund or its third-party service providers can also create material cybersecurity risks. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. Cyber security incidents may also trigger Fund obligations under data privacy laws, potentially increasing notification and compliance burdens. Cyber security incidents affecting issuers in whose securities the Fund invests may also have a negative impact on the value of the securities of such issuers, and in turn, the value of the Fund.
DEPOSITARY RECEIPTS RISK. Depositary receipts represent equity interests in a foreign company that trade on a local stock exchange. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
DERIVATIVES RISK. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include or may include: (i) the risk that the value of the underlying assets may go up or down; (ii) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (iii) the risk of mispricing or improper valuation of a derivative; (iv) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset; (v) the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value; (vi) the risk of loss caused by the unenforceability of a party’s obligations under the derivative;

and (vii) the risk that a disruption in the financial markets will cause difficulties for all market participants. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.
EQUITY SECURITIES RISK. The value of the Fund's shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF RISK. The Fund may invest in ETFs, which subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.
FUTURES CONTRACTS RISK. The Fund may enter into futures contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset by one party to another at a certain price and date, or cash settlement of the terms of the contract. The risk of a position in a futures contract may be very large compared to the relatively low level of margin the Fund is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The ability to establish and close out positions in futures contracts is subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract at any particular time. If the Fund uses futures contracts for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of the Fund's investments that are the subject of such hedge. The prices of futures contracts, for a number of reasons, may not correlate perfectly with movements in the securities or index underlying them. For example, participants in the futures markets are subject to margin deposit requirements less onerous than margin requirements in the securities markets in general. As a result, futures markets may attract more speculators than the securities markets. Increased participation by speculators in those markets may cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Fund’s portfolio managers still may not result in a successful derivatives activity over a very short time period. The Commodity Futures Trading Commission and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. It is possible that, as a result of such limits, the Fund will be precluded from taking positions in certain futures contracts it might have otherwise taken to the disadvantage of shareholders.
INDEX OR MODEL CONSTITUENT RISK. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund's shares.
LARGE CAPITALIZATION COMPANIES RISK. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.
LEVERAGE RISK. Leverage may result in losses that exceed the amount originally invested and may accelerate the rates of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the value of the Fund’s shares to be volatile and sensitive to market swings.
LIQUIDITY RISK. The Fund may hold certain investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market makers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular investment, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. These errors or failures may adversely affect the Fund’s operations, including its ability to execute its investment process, calculate or disseminate its NAV or intraday indicative optimized portfolio value in a timely manner, and process creations or redemptions. The Fund relies on third-parties for a range of services, including custody, valuation, administration, transfer services, securities lending and accounting, among many others. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund's investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
OTC DERIVATIVES RISK. The Fund may utilize derivatives that are traded over-the-counter, or “OTC.” In general, OTC derivatives are subject to the same risks as derivatives generally, as described throughout. However, because OTC derivatives do not trade on an exchange, the parties to an OTC derivative face heightened levels of counterparty risk, liquidity risk and valuation risk. To the extent that the Fund utilizes OTC derivatives, its counterparty risk will be higher if it only trades with a single or small number of counterparties. The secondary market for OTC derivatives may not be as deep as for other instruments and such instruments may experience periods of illiquidity. In addition, some OTC derivatives may be complex and difficult to value.
PORTFOLIO TURNOVER RISK. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen.
SHORT SALES RISK. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
SPECIAL TAX RISK. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under the code. The federal income tax treatment of the instruments in which the Fund may invest, including the swap agreements, may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult to comply with the tax requirements applicable to RICs if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Any such failure to comply with the rules applicable to RICs could cause the Fund to fail to qualify as such. To qualify and maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. For purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In particular, there is little or no published Internal Revenue Service guidance or case law on how to determine the “issuer” of certain derivatives that the Fund may enter into. Because of the uncertainty of the authority, the Fund intends to treat the “issuer” of its swap agreements as the bank that is the counterparty to the swap agreement and (i) if such derivative references a security, to treat the issuer of the security as the issuer of the derivative or (ii) if the derivative references an index of securities, to treat the issuers of the securities underlying the index as the issuers of the derivative, and to treat any income it may derive from the swap agreements as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the issuer of the swap agreement is not appropriately identified, the Fund may not qualify, or may be disqualified, as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.
To maintain its status as a RIC, the Fund must distribute 90% of its investment company taxable income annually. In addition, to avoid a non-deductible excise tax, the Fund must distribute 98% of its ordinary income and 98.2% of its capital gain net income. Separately, depending upon the circumstances, sales to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund's RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome.
In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.
SWAP RIC TAX RISK. The Fund seeks to achieve its investment objective primarily by entering into swap agreements that seek to deliver a return reflecting the performance of U.S. exchange-listed equity securities. In some cases, a taxpayer owning a swap position may be required to recognize gross income without receiving cash flow. Scheduled payments received by the Fund will generally be ordinary income even if the payment is the result of a capital gain or dividend related to the referenced property. Since the Fund intends to qualify as a regulated investment company, the Fund will have a distribution requirement based upon the Fund’s investment company taxable income, which in turn is based upon the Fund’s gross income. This means that the Fund may have a distribution requirement in cases in which it has not received cash. The Fund may be required to sell assets or borrow to fund the distribution requirement, either of which could affect the investment return to the shareholders.

TOTAL RETURN SWAP RISK. Total return swaps are two-party contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The use of total return swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets. In addition, the tax treatment of certain derivatives, such as total return swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service. Transactions in total return swaps can involve greater risks than if the Fund had invested directly in the reference asset since, in addition to general market risks, total return swaps may be leveraged and are also subject to credit risk, counterparty risk, liquidity risk and valuation risk. Because they are two-party contracts and may have terms of greater than seven days, certain total return swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a total return swap agreement in the event of the default or bankruptcy of a swap counterparty. Some total return swaps may be complex and difficult to value. Total return swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions, if a total return swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. The prices of total return swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the advisor’s expectations may produce significant losses in the Fund’s investments in total return swaps. In addition, a perfect correlation between a total return swap and an investment position may be impossible to achieve. As a result, the Fund’s use of total return swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise. Certain total return swaps are not bilateral agreements but are centrally-cleared and are exchange-traded. Central clearing tends to decrease credit risk and improve liquidity but many regulations regarding centrally-cleared swaps have not been fully implemented and the scope of the risks remain unclear. As central clearing does not make the agreements risk-free and there is no guarantee that the Fund would consider all centrally-cleared or exchange-traded swaps to be liquid.
TRADING ISSUES RISK. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.
VALUATION RISK. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing sources, other third-party service providers or the Fund's counterparties to its swap agreements.
The valuation of the Fund's investments may depend significantly on the valuation assessment conducted by each counterparty to the Fund's swap agreements. As such, the Fund's counterparties may face a conflict of interest in valuing the swaps since such values will affect the consideration to be paid on the Fund's swap agreements. Neither the Fund nor the Advisor may have full transparency into a counterparty's valuation assessments and each counterparty's assessments could differ from the assessments of the Fund's other counterparties. There is no assurance that the Fund's efforts to mitigate the potential for any abuse of such conflict of interest will be effective.
VOLATILITY RISK. Volatility is the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. The Fund may invest in securities or financial instruments that exhibit more volatility than the market as a whole. Such exposures could cause the Fund’s net asset value to experience significant increases or declines in value over short periods of time.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value for years 1, 5, 10 (as applicable) and since inception compared to those of a market index and a broad-based securities market index. The Fund’s updated performance information is accessible on the Fund’s website at http://www.ftportfolios.com.

On June 22, 2026, the Fund changed its name and Principal Investment Strategies. Therefore, any Fund performance and historical returns shown below that incorporate Fund performance prior to June 22, 2026 are not necessarily indicative of the performance that the Fund, based on its current Principal Investment Strategies, would have generated.
First Trust Equity Market Neutral ETF
Calendar Year Total Returns as of 12/31 (1)

(1)
The Fund's calendar year-to-date total return based on net asset value for the period 12/31/25 to 03/31/26 was 0.92%.
During the periods shown in the chart above:
	Return	Period Ended
Best Quarter	2.71%	June 30, 2025
Worst Quarter	-1.88%	March 31, 2024
Year-to-Date	0.92%	March 31, 2026
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for an index do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2025
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	6.91%	2.76%	1.93%	2/4/2020
Return After Taxes on Distributions	5.61%	2.06%	1.34%
Return After Taxes on Distributions and Sale of Fund Shares	4.08%	1.82%	1.23%
ICE BofA 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	4.18%	3.17%	2.77%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.92%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The following persons serve as portfolio managers of the Fund.
●
John Gambla, CFA, Senior Portfolio Manager of First Trust
●
Rob A. Guttschow, CFA, Senior Portfolio Manager of First Trust

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served in such capacity for the Fund since 2026.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Individual shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, bid-ask spreads and the median bid-ask spread for the Fund’s most recent fiscal year, is available online at  http://www.ftportfolios.com/Retail/etf/home.aspx.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer, registered investment adviser, bank or other financial intermediary (collectively, “intermediaries”), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=NTRL.
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